Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This Tender and Support Agreement (this “Agreement”) is made and entered into as of November 1, 2017, by and among MAK LLC, a Delaware limited liability company (“Parent”), MEH Acquisition Co., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Purchaser”) and the stockholders of Ocera Therapeutics, Inc., a Delaware corporation (the “Company”), set forth on Schedule A hereto (each a “Stockholder” and, collectively the “Stockholders”, and together with Parent and Purchaser, the “parties”).

WHEREAS, Parent, the Company, Purchaser and, solely for purposes of Section 8.16, Mallinckrodt plc have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for (a) Purchaser to commence an offer to purchase any (subject to the Minimum Condition) and all of the issued and outstanding shares of Common Stock (as defined below) of the Company, other than the Excluded Shares, and (b) the merger of Purchaser with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly-owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement);

WHEREAS, each Stockholder beneficially owns (as such term is used in Rule 13d-3 of the Exchange Act) the number of shares of common stock, par value $0.00001 per share, of the Company (“Common Stock”) set forth opposite such Stockholder’s name on Schedule A hereto as of the date hereof (the “Existing Shares”); and

WHEREAS, as a condition to the willingness of Parent and Purchaser to enter into the Merger Agreement and as an inducement and in consideration therefor, each Stockholder is entering into this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE; GRANT AND APPOINTMENT OF PROXY

Section 1.1 Agreement to Tender. Subject to the terms of this Agreement, each Stockholder agrees to tender or cause to be tendered in the Offer all of such Stockholder’s Existing Shares and other shares of Common Stock over which it has acquired beneficial ownership after the date hereof (including any shares of Common Stock acquired by means of purchase, dividend or distribution, or issued upon the exercise of any stock options, warrants or other rights to acquire Common Stock or the conversion of any convertible securities or otherwise) (collectively, the “New Shares”, and together with the Existing Shares, the “Shares”), pursuant to and in accordance with the terms of the Offer. Without limiting the generality of the foregoing, as promptly as practicable after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer, each Stockholder shall deliver or cause to be delivered pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder’s Shares complying with the terms of the Offer, (b) a certificate representing all such Shares that are certificated or, in the case of a book-entry share of any uncertificated Shares, written instructions to such Stockholder’s broker, dealer or other nominee that such Shares be tendered, including a reference to this Agreement, and requesting delivery of an “agent’s message” (or such other evidence, if any, of transfer as the Depository Agent may reasonably request), and (c) all other documents or instruments required to be delivered by other Company stockholders pursuant to the terms of the Offer. Each Stockholder agrees that, once any of such Stockholder’s Shares are tendered, such Stockholder will not withdraw or will cause not to be withdrawn such Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Article IV.

Section 1.2 Agreement to Vote. From and after the date hereof until the earlier to occur of (a) the Effective Time and (b) the termination of the Merger Agreement pursuant to and in compliance with the terms therein (such earlier date, the “Expiration Date”), each Stockholder irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s stockholders, however called, or in connection with any written consent of the Company’s stockholders, the Stockholder will (i) appear at such meeting or otherwise cause all of its Shares, which it beneficially owns as of the applicable record date, to be counted as present at the meeting for purposes of calculating a quorum and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all such Shares (A) against any action, proposal, transaction or agreement in favor of an Acquisition Proposal, including a Superior Proposal, without regard to the terms of such Acquisition Proposal or Superior Proposal, (B) against any material change in the capitalization of the Company or any of its Subsidiaries, or the corporate structure of the Company or any of its Subsidiaries, and (C) against any action, proposal, transaction or agreement that is intended, or would reasonably be likely to prevent, materially impede, materially delay or otherwise materially and adversely affect the Company’s, Parent’s or Purchaser’s ability to timely consummate the transactions contemplated by the Merger Agreement, including the Merger (clauses (A) through (C), the “Required Votes”). Except as explicitly set forth in this Section 1.2, nothing in this Agreement shall limit the right of each Stockholder to vote (including by proxy or written consent, if applicable) in favor of, against or abstain with respect to any other matters presented to the Company’s stockholders.

Section 1.3 Grant of Irrevocable Proxy; Appointment of Proxy.

(a) From and after the date hereof until the Expiration Date, each Stockholder hereby irrevocably and unconditionally grants to, and appoints, Parent and any designee thereof as such Stockholder’s proxy and attorney-in-fact (with full power of substitution) in accordance with the DGCL, for and in the name, place and stead of such Stockholder, to vote or cause to be voted (including by proxy or written consent, if applicable) the Shares owned by such Stockholder as of the applicable record date in accordance with the Required Votes; provided that each Stockholder’s grant of the proxy contemplated by this Section 1.3 shall be effective if, and only if, such Stockholder has not delivered to the Company prior to the meeting at which any of the matters described in Section 1.2 are to be considered, a duly executed irrevocable proxy card directing that the Shares of such Stockholder be voted in accordance with the Required Votes; provided, further, that any grant of such proxy shall only entitle Parent or its designee to vote on the matters specified by Section 1.2(ii), and each Stockholder shall retain the authority to vote on all other matters.

(b) Each Stockholder hereby represents that any proxies heretofore given in respect of the Shares, if any, are revocable, and hereby revokes all such proxies.

(c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.3, if it becomes effective, is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. The parties hereby further affirm that the irrevocable proxy, if it becomes effective, is coupled with an interest and is intended to be irrevocable until the Expiration Date, at which time it will terminate automatically. The proxy granted by the Stockholder herein shall survive the dissolution, bankruptcy, death or incapacity of the Stockholder. If for any reason any proxy granted herein is not irrevocable after it becomes effective, then the Stockholder granting such proxy agrees, until the Expiration Date, to vote, or to cause the holder of record on any applicable record date to vote, the Shares in accordance with the Required Votes. The parties agree that the foregoing is a voting agreement.

Section 1.4 Restrictions on Transfers.

(a) Except as otherwise provided in Section 1.4(b), absent the prior written consent of Parent (which consent may be granted or withheld in Parent’s sole discretion), each Stockholder hereby agrees that, from the date hereof until the Expiration Date, it shall not, directly or indirectly, (i) sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of applicable Law or otherwise) (a “Transfer”), either voluntarily or involuntarily, or enter into any contract, option or other arrangement or understanding providing for the Transfer of any Shares (or any Rights attached thereto, or any economic interests therein), (ii) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto, or (iii) agree (whether or not in writing) to take any of the actions prohibited by the foregoing clause (i) or (ii). Any purported Transfer of Shares inconsistent with this Section 1.4 shall be null and void. For the avoidance of doubt, nothing herein shall be deemed to restrict the ability of Stockholder to exercise, prior to the end of the Expiration Date, any Company Stock Options and Other Rights held by Stockholder.

(b) The restrictions set forth in Section 1.4(a) shall not apply to any transfer of Shares by Stockholder (i) in connection with the Offer as provided in Section 1.1, (ii) for the net settlement of such Stockholder’s Company Stock Options and Other Rights (to pay the exercise price thereof and any Tax withholding obligations), (iii) for the exercise of such Stockholder’s Company Stock Options and Other Rights and the sale of a sufficient number of such Shares acquired upon exercise of such Company Stock Options and Other Rights as would generate sale proceeds sufficient to pay to the Company the aggregate applicable exercise price of shares then exercised under such Company Stock Options and Other Rights and any Tax withholding obligations of the Company arising as a result of such exercise, (iv) to a charitable organization qualified under Section 501(c)(3) of the Code, (v) in the case of any Stockholder that is a natural person, by will or the laws of intestacy, or to any trust, partnership, corporation or limited liability company established and held for the direct or indirect benefit of the

Stockholder or his or her family members, (vi) in the case of any Stockholder that is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation, trust or other business entity under common control with Stockholder, or (vii) in the case of any Stockholder that is a trust, a transfer to a beneficiary; provided that, in each case, the transferee shall concurrently with such Transfer execute a customary joinder in form and substance reasonably satisfactory to Parent agreeing to be a “Stockholder” hereunder if such transferee is not already a party to this Agreement, and to perform all obligations as a Stockholder pursuant to this Agreement with respect to the Shares; provided, further, that such Stockholder shall remain jointly and severally liable for the breaches by any of such transferee of the terms hereof.

Section 1.5 Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except for this Agreement, it (a) shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Shares and (b) shall not grant at any time while this Agreement remains in effect a proxy, consent or power of attorney with respect to the Shares.

ARTICLE II

NO SOLICITATION

Section 2.1 No Solicitation.

(a) Prior to the Expiration Date, each Stockholder (in its capacity as a stockholder of the Company) shall not, and shall cause (if applicable) each of its Affiliates and its and their respective directors, officers or employees not to, and shall use its reasonable best efforts to cause its and their other Representatives not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, or that could reasonably be expected to lead to, an Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations with any third party regarding an Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or furnish to any third party information or provide to any third party access to the businesses, properties, assets or personnel of the Company or any of its Subsidiaries, in each case in connection with an Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or for the purpose of encouraging or facilitating an Acquisition Proposal, (iii) enter into any letter of intent, agreement, contract, commitment or agreement in principle with respect to an Acquisition Proposal or enter into any agreement, contract or commitment requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Merger Agreement, (iv) approve, support, adopt or recommend any Acquisition Proposal, or (v) resolve or agree to do any of the foregoing. From and after the execution of this Agreement, each Stockholder shall, and shall cause (if applicable) each of its Affiliates and direct its and their respective Representatives to immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal or any inquiry, proposal, offer that could reasonably be expected to lead to an Acquisition Proposal.

(b) For purposes of this Agreement, the term “Affiliate” shall have the meaning assigned to it in the Merger Agreement; provided, that, for the avoidance of doubt, the Company shall not be deemed to be an Affiliate of any of the Stockholders.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1 Representations and Warranties of each Stockholder. Each Stockholder represents and warrants to Parent and Purchaser as follows:

(a) (i) Such Stockholder has full legal right, power and capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, (ii) this Agreement has been duly executed and delivered by such Stockholder and the execution, delivery and performance of this Agreement by such Stockholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder and no other company actions or proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, and (iii) this Agreement constitutes the legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity); provided that if such Stockholder is married, and any of the Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms;

(b) The execution and delivery of this Agreement by such Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any applicable Law or agreement binding upon such Stockholder or the Shares, nor require any authorization, consent or approval of, or filing with, any Governmental Entity, except in each case for filings with the SEC by such Stockholder or as would not impact such Stockholder’s ability to perform or comply with its obligations under this Agreement in any material respect;

(c) (i) Such Stockholder beneficially owns (as such term is used in Rule 13d-3 of the Exchange Act) the Shares and (ii) such Stockholder (A) owns, beneficially and of record, or controls all of the Shares free and clear of any proxy, voting restriction, adverse claim or other Lien (other than any restrictions created by this Agreement or under applicable federal or state securities laws), (B) has sole voting power, sole power of disposition, sole power to demand dissenters’ rights and sole power to agree to all of the matters set forth in this Agreement, each with respect to all of such Stockholder’s Shares, (C) does not own, of record or beneficially, any shares of capital stock of the Company other than the Existing Shares set forth on Schedule A hereto and any New Shares for which beneficial ownership is acquired after the date hereof, and (D) no Person other than such Stockholder has any right to direct or approve the voting or disposition of any of the Shares; provided, however, that each Stockholder may be deemed to share voting power and the power of disposition over its Shares with each other Stockholder;

(d) As of the date hereof, Stockholder is the legal and beneficial owner of the number of Company Stock Options, RSUs, Company Warrants and other rights to acquire, directly or indirectly, shares of the Company’s Common Stock set forth on Schedule A hereto (collectively, the “Company Stock Options and Other Rights”); and

(e) As of the date hereof, there is no Action pending or, to the knowledge of such Stockholder, threatened against such Stockholder before or by any Governmental Entity, except, as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Stockholder to perform its, his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

Section 3.2 Representations and Warranties of Parent and Purchaser. Each of Parent and Purchaser represents and warrants to each Stockholder as follows:

(a) (i) Each of Parent and Purchaser has full legal right, power and capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, (ii) this Agreement has been duly executed and delivered by Parent and Purchaser and the execution, delivery and performance of this Agreement by each of Parent and Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent and Purchaser and no other company actions or proceedings on the part of Parent or Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, and (iii) this Agreement constitutes the legal, valid and binding agreement of each of Parent and Purchaser, enforceable against each of Parent and Purchaser in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity); and

(b) the execution and delivery of this Agreement by each of Parent and Purchaser does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any applicable Law or agreement binding upon each of Parent and Purchaser, nor require any authorization, consent or approval of, or filing with, any Governmental Entity, except in each case for filings with the SEC by Parent or as would not impact such Parent’s ability to perform or comply with its obligations under this Agreement in any material respect.

Section 3.3 Covenants. Each Stockholder hereby:

(a) irrevocably waives, and agrees not to exercise, any dissenters’ rights that such Stockholder may have with respect to the Shares pursuant to Section 262 of the DGCL or otherwise;

(b) agrees to permit the Company to publish and disclose, including in filings with the SEC and in the press release announcing the transactions contemplated by the Merger Agreement, this Agreement and the Stockholders’ identity and ownership of the Shares and the nature of the Stockholders’ commitments, arrangements and understandings under this Agreement;

(c) agrees to permit Parent to publish and disclose, including in filings with the SEC and in the press release announcing the transactions contemplated by the Merger Agreement, this Agreement and the Stockholders’ identity and ownership of the Shares and the nature of the Stockholders’ commitments, arrangements and understandings under this Agreement;

(d) acknowledges that such Stockholder has received and reviewed a copy of the Merger Agreement and that each of Parent and Purchaser is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement;

(e) agrees (i) not to take, agree or commit to take any action that would reasonably be expected to make any representation or warranty of such Stockholder contained in this Agreement inaccurate in any respect as of any time during the term of the Agreement and (ii) to take all reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at any time;

(f) agrees and acknowledges that, upon the reasonable request of Parent, such Stockholder shall execute and deliver any additional documents and take, or cause to be taken, all actions, and to do, or cause to be done, all things as may reasonably be deemed by Parent to be necessary or desirable to fulfill such Stockholder’s obligations under this Agreement;

(g) shall and does authorize Parent or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares); provided that if Parent or its counsel gives such notification, it shall on the Expiration Date further notify the Company’s transfer agent that the stop transfer order (and all other restrictions) have terminated as of such date; and

(h) agrees that such Stockholder shall not bring, commence, institute, maintain, prosecute, join or voluntarily aid any Action in law or in equity, in any court or before any Governmental Entity, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or the Merger Agreement or (ii) alleges that the execution and delivery of this Agreement by such Stockholder, either alone or together with any other voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Board of Directors of the Company, breaches any fiduciary duty of the Board of Directors of the Company or any member thereof.

ARTICLE IV

TERMINATION

This Agreement shall terminate without any further action by any party and be of no further force or effect on the Expiration Date, and no party shall have any rights or obligations hereunder following the Expiration Date. Notwithstanding the preceding sentence, this Article IV and Article V shall survive any termination of this Agreement. Nothing in this Article IV shall relieve or otherwise limit any party of liability for any Willful Breach of this Agreement prior to the termination of this Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.1 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (i) no Stockholder makes any agreement or understanding herein in any capacity other than in such Stockholder’s capacity as a beneficial owner of such Stockholder’s Shares, (ii) nothing in this Agreement shall be construed to limit or affect any Stockholder’s rights and obligations as a director or officer of the Company, and (iii) no Stockholder shall have any liability to Parent, Purchaser or any of their Affiliates under this Agreement as a result of any action or inaction by such Stockholder acting in his or her capacity as a director or officer of the Company.

Section 5.2 Expenses. Whether or not the Merger is consummated, all costs, expenses and fees (including attorneys’ fees, if any) incurred in connection with the preparation, execution and delivery of this Agreement and compliance herewith, shall be paid by the party incurring or required to incur such expenses.

Section 5.3 No Ownership Interest. Except as specifically provided herein, (a) all rights, ownership and economic benefits of and relating to a Stockholder’s Shares shall remain vested in and belong to such Stockholder and (b) neither Parent nor Purchaser shall have authority to exercise any power or authority to direct or control the voting or disposition of any Shares or direct such Stockholder in the performance of its duties or responsibilities as a stockholder of the Company. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent and Purchaser, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

Section 5.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of receipt, if delivered personally, (b) on the date of receipt, if delivered by facsimile or e-mail during normal business hours on a Business Day or, if delivered outside of normal business hours on a Business Day or on a day that is not a Business Day, on the first Business Day thereafter, or (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Parent or Purchaser, to:

c/o Mallinckrodt plc

675 McDonnell Blvd.

Hazelwood, Missouri 63042

Attention: Gary Phillips, Senior Vice President and Chief Strategy Officer

Facsimile: (314) 654-3440

E-mail: Gary.Phillips@mallinckrodt.com

with a copy (which shall not constitute notice) to:

Mallinckrodt plc

675 McDonnell Blvd.

Hazelwood, Missouri 63042

Attention: Michael-Bryant Hicks, Senior Vice President and

General Counsel

Facsimile: (314) 654-9126

E-mail: Michael-Bryant.Hicks@mallinckrodt.com

with a copy (which shall not constitute notice) to:

Bryan Cave LLP

One Metropolitan Square

211 North Broadway, Suite 3600

St. Louis, Missouri 63102

Attention: Stephanie M. Hosler, Esq.

Facsimile: (314) 552-8797

E-mail: smhosler@bryancave.com

if to Stockholder, to:

the address set forth on the signature page attached hereto.

Section 5.5 Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (a) in the case of an amendment, by Parent, Purchaser and each Stockholder, and (b) in the case of a waiver, by the party (or parties) against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated (including by sale of stock, operation of applicable Law in connection with a merger or sale of substantially all the assets) by any of the parties hereto without the prior written consent of the other parties, except that Parent may assign, in its sole discretion, all or any of the rights, interests or obligations hereunder to any of its Affiliates. Any purported assignment inconsistent with this Section 5.6 shall be null and void.

Section 5.7 No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

Section 5.8 Entire Agreement. This Agreement (including Schedule A hereto), the proxy granted in Section 1.3, and, to the extent referenced herein, the Merger Agreement, constitute the entire agreement, and supersede all other prior and contemporaneous agreements, understandings, undertakings, arrangements, representations and warranties, both written and oral, among the parties with respect to the subject matter hereof.

Section 5.9 No Third-Party Beneficiaries. Each Stockholder, Parent and Purchaser agrees that (a) its representations, warranties, covenants and agreements set forth herein are solely for the benefit of Parent and Purchaser (in the case of a Stockholder) or each Stockholder (in the case of Parent and Purchaser), in accordance with and subject to the terms of this Agreement, and (b) this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 5.10 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

Section 5.11 Jurisdiction; Specific Enforcement; Waiver of Trial by Jury.

(a) Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby brought by it or its Affiliates against any other party or its Affiliates shall be brought and determined exclusively in the Delaware Court of Chancery or, if under applicable Law the Delaware Court of Chancery does not have proper subject matter jurisdiction, any federal or state court in the State of Delaware (and appellate courts thereof). Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding. Each of the parties agrees not to and to cause its Affiliates not to commence any action, suit or proceeding relating to this Agreement or the transactions contemplated hereby except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto irrevocably agrees that, subject to any available appeal rights, any decision, order, or judgment issued by such above named courts shall be binding and enforceable, and irrevocably agrees to abide by any such decision, order, or judgment.

(b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.12 Specific Performance; Remedies. Each of the Stockholders agrees and acknowledges that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each of the Stockholders accordingly agrees that, without posting bond or other undertaking, Parent shall be entitled to seek injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event that any such action is brought in equity to enforce the provisions of this Agreement, no Stockholder will allege, and each Stockholder hereby waives the defense or counterclaim, that there is an adequate remedy at law.

Section 5.13 Headings. Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

Section 5.14 Interpretation. When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article, Section or Schedule of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

Section 5.15 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.

Until and unless each party hereto has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

Section 5.16 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is unenforceable and a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

Section 5.17 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until the Merger Agreement is executed by all parties thereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

MAK LLC

By:
Name:	Kathleen A. Schaefer
Title:	President

MEH ACQUISITION CO.

By:
Name:	Kathleen A. Schaefer
Title:	President

[SIGNATURE PAGES TO TENDER AND SUPPORT AGREEMENT]

Executed as of the date first above written.

[STOCKHOLDER]

By:
Name:
Title:

Address:

E-Mail:

[SIGNATURE PAGES TO TENDER AND SUPPORT AGREEMENT]

SCHEDULE A

Stockholder	Number of Existing Shares Beneficially Owned	Company Stock Options, RSUs, Warrants and Other Rights

FORM OF SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of Stockholder and that the undersigned is familiar with the terms of the Tender and Support Agreement (the “Agreement”), entered into as of November 1, 2017, by and among MAK LLC, a Delaware limited liability company (“Parent”), MEH Acquisition Co., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Purchaser”), and the undersigned’s spouse (the “Stockholder”). All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned hereby agrees that the interest of Stockholder in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by Stockholder. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes Stockholder to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by Stockholder shall be binding on the community property interest of undersigned in all property which is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: [•]

SPOUSE:
Signature: __________________________
Print name: __________________________